UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

Southern National Bancorp of Virginia, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive McLean, Virginia 22101

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2018, Southern National Bancorp of Virginia, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 24,030,653 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 20,397,052 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal One – Elect Directors: To re-elect: (i) two Class I directors to serve on the Board of Directors (the “Board”) until the Company’s 2019 Annual Meeting of Stockholders; (ii) three Class II directors to serve on the Board until the Company’s 2020 Annual Meeting of Stockholders; and (iii) three Class III directors to serve on the Board until the Company’s 2021 Annual Meeting of Stockholders. The vote for each director is as set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John F. Biagas	16,328,779	159,227	3,909,046
F.L. Garrett, III	16,325,428	162,578	3,909,046
W. Rand Cook	15,874,587	613,419	3,909,046
Eric A. Johnson	16,344,776	143,230	3,909,046
Joe A. Shearin	16,258,881	229,125	3,909,046
Georgia S. Derrico	15,965,114	522,892	3,909,046
Charles A. Kabbash	15,515,965	972,041	3,909,046
Robert Y. Clagett	16,280,791	207,215	3,909,046

The eight nominees were each elected to the board by a plurality of the votes cast, as required by the Company’s bylaws.

Proposal Two – Ratification of Auditors: To ratify the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions
20,313,079	56,396	27,577

The vote required to approve this proposal was the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

Proposal Three – Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Broker Non-Votes	Abstentions
11,999,261	3,863,751	3,909,046	624,994

The vote required to approve this proposal was the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

	By:	/s/ Joe A. Shearin
May 29, 2018		Joe A. Shearin
Chief Executive Officer